[Transamerica Financial Life Insurance Company Letterhead]

September 11, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Separate Account VA-5NLNY of Transamerica Financial Life Insurance Company

File No. 33-71748, 811-08160, CIK 914838

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-5NLNY of Transamerica Financial Life Insurance Company, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: American Century Variable Portfolios, Inc.; Federated Insurance Series; INVESCO Variable Investment Funds, Inc.; Janus Aspen Series; ING VP Emerging Markets Fund, Inc.; Schwab Annuity Portfolios; SteinRoe Variable Investment Trust and Strong Variable Insurance Funds, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	American Century Variable Portfolios, Inc. (CIK: 814680) filed August 19, 2003

•	Federated Insurance Series (CIK: 912577) filed August 28, 2003

•	INVESCO Variable Investment Funds, Inc. (CIK: 912744) filed September 5, 2003

•	Janus Aspen Series (CIK: 906185) filed August 22, 2003

•	ING VP Emerging Markets Funds, Inc. (CIK: 916764) filed August 29, 2003

•	Schwab Annuity Portfolios (CIK: 918266) filed September 5, 2003

•	SteinRoe Variable Investment Trust (CIK: 815425) filed September 9, 2003

•	Strong Variable Insurance Funds, Inc. (CIK: 883644) filed August 22, 2003

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ BRENDA D. SNEED

Brenda D. Sneed Assistant General Counsel